UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2013

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On October 28, 2013, TG Therapeutics, Inc. (the “Company”) issued a press release announcing that it had been contacted by NASDAQ MarketWatch in accordance with standard practice due to unusual market activity in the Company’s stock price, and in the release the Company confirmed that it was not aware of any developments that would merit such activity. A copy of the press release is being filed as Exhibit 99.1 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press Release dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.

(Registrant)

Date: October 29, 2013

By:  /s/ Sean A. Power__________

Sean A. Power

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated October 28, 2013.